UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 22, 2019

AEHR TEST SYSTEMS
(Exact name of registrant as specified in its charter)

California	000-22893	94-2424084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 KATO TERRACE, FREMONT, CA 94539
(Address of principal executive offices, including zip code)

510-623-9400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AEHR	The NASDAQ Capital Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Aehr Test Systems (the “Company”) was held on October 22, 2019 (the “Annual Meeting”). There were 22,720,986 shares of common stock entitled to vote at the Annual Meeting and 17,102,719 shares were present in person or by proxy.

Five items of business were acted upon by the shareholders at the Annual Meeting. The voting results are as follows:

Proposal One: Election of Directors of the Company.

	VOTES	VOTES	BROKER
NOMINEE	FOR	WITHHELD	NON-VOTES
Rhea J. Posedel	8,947,310	710,558	7,444,851
Gayn Erickson	8,954,042	703,826	7,444,851
Laura Oliphant	9,213,413	444,455	7,444,851
Mario M. Rosati	7,373,791	2,284,077	7,444,851
John M. Schneider	7,544,199	2,113,669	7,444,851
Howard T. Slayen	8,268,693	1,389,175	7,444,851

Each of the six nominees was elected to serve as a director until the next Annual Meeting or until his or her successor is elected and qualified.

Proposal Two: Approve an amendment to the Company’s 2016 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by an additional 800,000 shares.

	VOTES	VOTES	VOTES	BROKER
PROPOSAL	FOR	AGAINST	ABSTAIN	NON-VOTES
TWO	8,033,910	1,212,207	411,751	7,444,851

The foregoing proposal was approved.

Proposal Three: Ratify the selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2020.

	VOTES	VOTES	VOTES	BROKER
PROPOSAL	FOR	AGAINST	ABSTAIN	NON-VOTES
THREE	16,627,908	56,085	418,726	--

The foregoing proposal was accordingly ratified.

Proposal Four: Approve, on an advisory basis, the compensation of the Company’s named executive officers.

	VOTES	VOTES	VOTES	BROKER
PROPOSAL	FOR	AGAINST	ABSTAIN	NON-VOTES
FOUR	9,051,264	175,103	431,501	7,444,851

The foregoing proposal was approved.

Proposal Five: Recommend, on an advisory basis, the frequency of future advisory votes on executive compensation.

				VOTES	BROKER
PROPOSAL	1 YEAR	2 YEARS	3 YEARS	ABSTAIN	NON-VOTES
FIVE	8,682,409	389,292	154,518	431,649	7,444,851

The “1 YEAR” frequency of future advisory votes on the Company’s executive compensation was approved.

Based on the votes set forth above, the Company’s Board of Directors determined on October 24, 2019 that the Company will hold future advisory votes on the Company’s executive compensation every year. The next required advisory vote on the frequency of future advisory votes on the Company’s executive compensation will take place no later than the Company’s 2025 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aehr Test Systems (Registrant)

Date: October 25, 2019	By:	/s/ Kenneth B. Spink
Kenneth B. Spink
Vice President of Finance and Chief Financial Officer